STATEMENT OF ADDITIONAL INFORMATION
October 31, 2017, as supplemented December 21, 2017

Portfolio 21 Global Equity Fund
Institutional Class Ticker:  PORIX
Retail Class Ticker:  PORTX

Trillium Small/Mid Cap Fund
Institutional Class Ticker:  TSMDX
*Retail Class Ticker:  TBD
*Retail class shares are not available at this time

Trillium All Cap Fund
Institutional Class Ticker:  TACEX
Retail Class Ticker:  TBD
(This Fund is currently not available for purchase.)

Trillium Asset Management, LLC
Two Financial Center
60 South Street, Suite 1100
Boston, Massachusetts 02111
1.800.548.5684
www.trilliummutualfunds.com

                This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated October 31, 2017, as may be revised, of Trillium All Cap Fund (the "All Cap Fund"), Trillium Small/Mid Cap Fund (the "SMID Fund") and Portfolio 21 Global Equity Fund (the "Global Equity Fund") (each a "Fund," and collectively, the "Funds"), each a series of Professionally Managed Portfolios (the "Trust"). This SAI is incorporated by reference into the Funds' Prospectus dated October 31, 2017. Trillium Asset Management, LLC (the "Adviser") is the investment Adviser to the Funds. Copies of the Prospectus are available at www.trilliummutualfunds.com or by calling the number listed above.

The SMID Fund's and Global Equity Fund's most recent Annual Report to shareholders is a separate document available, without charge, upon request by calling the number listed above. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Funds' Annual Report dated June 30, 2017 as filed with the Securities and Exchange Commission ("SEC").

TABLE OF CONTENTS

THE TRUST	3
INVESTMENT POLICIES AND RISKS	3
INVESTMENT RESTRICTIONS	14
PORTFOLIO TURNOVER	15
PORTFOLIO HOLDINGS INFORMATION	16
TRUSTEES AND EXECUTIVE OFFICERS	17
PROXY VOTING POLICY	23
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP	24
THE FUNDS' INVESTMENT ADVISER	26
PORTFOLIO MANAGERS	28
SERVICE PROVIDERS	29
EXECUTION OF PORTFOLIO TRANSACTIONS	31
CAPITAL STOCK	32
DETERMINATION OF SHARE PRICE	33
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	34
DISTRIBUTIONS AND TAX INFORMATION	36
PRINCIPAL UNDERWRITER AND DISTRIBUTOR	39
RULE 12B-1 DISTRIBUTION PLAN	40
MARKETING AND SUPPORT PAYMENTS	41
FINANCIAL STATEMENTS	42
APPENDIX A	43

Table of Contents - Statement of Additional Information

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company. Prior to May 1991, the Trust was known as the Avondale Investment Trust. The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") permits the Trust's Board of Trustees (the "Board") to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The All Cap Fund has not commenced operations as of the date of this SAI.

The SMID Fund commenced operations on August 31, 2015.

Retail Class shares of the Global Equity Fund commenced operations on September 30, 1999. Institutional Class shares of the Global Equity Fund commenced operations on March 30, 2007.

The Funds are managed by Trillium Asset Management, LLC ("Trillium"). Prior to January 1, 2015, the Global Equity Fund was managed by Portfolio 21 Investments ("Portfolio 21"). On December 31, 2014, Trillium completed a transaction with Portfolio 21, which resulted in Trillium acquiring certain assets of Portfolio 21.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust. The Funds' Prospectus and this SAI are a part of the Trust's Registration Statement filed with the SEC. Copies of the Trust's complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC's website at http://www.sec.gov.

INVESTMENT POLICIES AND RISKS

The Funds are diversified. This means that for 75% of its total assets, each Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund's holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

Table of Contents - Statement of Additional Information

The following information supplements the discussion of each Fund's investment objective and policies as set forth in its Prospectus. The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value ("NAV"), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected.

Equity Securities

The Funds may invest in equity securities consistent with each Fund's investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund's portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of small- and medium-sized companies. Such companies have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of these securities when held by a Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio.

Table of Contents - Statement of Additional Information

Common Stock
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of that company's common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities
The Funds may invest in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Other Investment Companies

The Funds may invest in the securities of other registered investment companies, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the "1940 Act"). Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a Fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

Table of Contents - Statement of Additional Information

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") applicable to the fund of funds (e.g., 8.5%).

Exchange-Traded Funds
Each Fund may also invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies which seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock. Similar to investments in other investment companies discussed above, the Fund's investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, each Fund's investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value. Investors in the Fund should be aware that index-based ETFs are subject to "tracking risk," which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, each Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF, but will instead purchase and sell shares on the secondary market.

Real Estate Investment Trusts

The Funds may invest in shares of real estate investment trusts ("REITs"). REITs are companies that develop, own or finance real estate. Most REITs specialize in commercial property like apartments, offices, malls, clinics and warehouses. Some REITs specialize in a city or region. Some REITs finance real estate transactions by making loans or buying mortgages.

Risks Relating to REITs.  REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT's sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT's shareholders. The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT's shares or otherwise may not be in the best interests of the REIT's shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Table of Contents - Statement of Additional Information

Illiquid and Restricted Securities

As a non-principal strategy, each Fund may hold up to 15% of its net assets in securities that are illiquid. The Adviser will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security. Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.

There are generally no restrictions on a Fund's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the "1933 Act")), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act ("Rule 144A securities") will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization ("NRSRO"); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that a Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Fund is permitted to sell restricted securities to qualified institutional buyers.

The Funds will not make new investments in illiquid securities if, after such investment, a Fund will have more than 15% of its total assets invested in illiquid securities. If a Fund's illiquid positions exceed 15% of the Fund's total assets for any reason other than the purchase of new illiquid securities, the Fund will consider what actions, if any, are appropriate to maintain adequate liquidity, including taking steps to bring the aggregate amount of illiquid instruments to less than 15% of total assets if reasonably practicable and taking into consideration the interests of shareholders.

Limitations on the resale of illiquid or restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Foreign Securities

Foreign Investments and Currencies.
Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). The Global Equity Fund may invest without limit in the securities of foreign issuers ("foreign securities"), including sponsored and unsponsored American Depositary Receipts ("ADRs"). The All Cap Fund and SMID Fund may invest up to 20% of their total assets in securities of foreign issuers, including depositary receipts.

Table of Contents - Statement of Additional Information

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Global Equity Fund may invest without limit in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor's assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund's ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations.

From time to time, a Fund may invest a significant portion of its assets in the securities of a single country or region. Substantial investment in a single country or region will subject the Fund, to a greater extent, to the risks associated with investments in that region or country. The Fund will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than a fund that is not so concentrated.

Dividends and interest payable on a Fund's foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to the Fund's shareholders.

Foreign Currency Transactions
Investments in foreign companies will usually involve currencies of foreign countries. To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces. To the extent the Funds invest in securities denominated in foreign currencies, the Funds will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Funds to the risk of fluctuating currency exchange rates pending settlement.

Table of Contents - Statement of Additional Information

Although the Global Equity Fund has no present intent of conducting foreign currency contracts, the Fund may, in the future, conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.

The Global Equity Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund will not enter into forward contracts for speculative purposes. The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Global Equity Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Risks of Foreign Currency Transactions
Foreign currency transactions involve certain costs and risks. The Global Equity Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency. The Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Table of Contents - Statement of Additional Information

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European or other foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of the Funds' investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Brexit. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. These developments could have a material adverse effect on the secondary market for securities in which the Funds invest and could result in significantly reduced liquidity.

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings ("IPOs"). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time. As a result, a Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Trillium Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease. There can be no assurance that investments in IPOs will improve a Fund's performance.

Table of Contents - Statement of Additional Information

Borrowing

The 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of a Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase a Fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a Fund's shares to be more volatile than if a Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund's portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.

Since substantially all of a Fund's assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.

Securities Lending

The Global Equity Fund has received Board approval to lend up to 33 1/3 of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable bank letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Table of Contents - Statement of Additional Information

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

The All Cap Fund and SMID Fund reserve the right, pending receipt of Board approval, to lend securities from their portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

There is a risk that a Fund will incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, neither Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. All investments made with the cash collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund's risk.

Any loans of portfolio securities are fully collateralized based on values that are marked‑to‑market daily. Any securities that a Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral, except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Short-Term Instruments

The Global Equity Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers' Acceptances and Time Deposits.
The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

Table of Contents - Statement of Additional Information

In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.
The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's® Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

The All Cap Fund and SMID Fund may invest in short-term money market instruments issued in the United States or abroad (e.g., Australia, Canada, etc.), denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's or in similar other money market securities. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's performance.

The All Cap Fund and SMID Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g., the European Currency Unit).

Special Risks Related to Cyber Security

Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Table of Contents - Statement of Additional Information

INVESTMENT RESTRICTIONS

The Trust (on behalf of the All Cap Fund and SMID Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a "majority" of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (1) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of a Fund's outstanding shares are represented or (2) more than 50% of the outstanding shares of a Fund. Each Fund may not:

1.
Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements (which is a form of borrowing), borrowing, and certain other leveraging transactions. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);

4.
Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

6.
Make loans (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

7.
Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, provided that up to 25% of the value of its assets may be invested without regard to this limitation.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by a Fund will not be considered a violation of the Fund's investment restrictions.

The Trust (on behalf of the Global Equity Fund) has adopted the following restrictions as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a "majority" of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund's outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Table of Contents - Statement of Additional Information

The Fund may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	Borrow money, except for temporary or emergency purposes. Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings and only with respect to 33 1/3% of its assets.

4.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5.
Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

6.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

7.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

8.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Funds' portfolio turnover rate for the following fiscal years is shown in the table below. See "Execution of Portfolio Transactions and Brokerage."

Table of Contents - Statement of Additional Information

	2017	2016
Global Equity Fund	19%	23%
SMID Fund	27%	11%
All Cap Fund	N/A	N/A

PORTFOLIO HOLDINGS INFORMATION

           The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Adviser has also adopted a policy with respect to disclosure of portfolio holdings of the Funds (the "Adviser's Policy"). Information about the Funds' portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser's Policy (the "Disclosure Policies"). The Adviser and the Board considered the circumstances under which the Funds' portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds' shareholders and the interests of the Adviser, distributor or any other affiliated person of the Funds, their Adviser or their distributor. After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Disclosure Policies, the Trust's Chief Compliance Officer ("CCO"), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds' and their service providers by the Trust's CCO, (2) by considering reports and recommendations by the Trust's CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds' complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at http://www.sec.gov. In addition, the Funds also discloses its complete holdings and certain other portfolio characteristics on the Funds' website at www.trilliummutualfunds.com generally on the fourth business day after each month-end. The month-end holdings for the Funds will remain posted on the Funds' website until updated the following month-end. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds' website. In addition, a Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed:  fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Adviser, Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. This duty of confidentiality also includes a prohibition on trading on non-public information. Portfolio holdings information not publicly available with the SEC or through the Funds' website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

Table of Contents - Statement of Additional Information

In no event shall the Adviser, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds' portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	3	Director, PNC Funds (34 series), PNC Advantage Funds (1 series).
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate).	3	Trustee, The Dana Foundation.

Table of Contents - Statement of Additional Information

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Eric W. Falkeis(3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; Formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC from 1997 to 2013.	3	Interested Trustee, Direxion Funds (24 series), Direxion Shares ETF Trust (142 series) and Direxion Insurance Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Retired; formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	3	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	3	Independent Trustee, AMG Funds (67 series); Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable
Aaron J. Perkovich (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Vice President Treasurer	Indefinite Term; Since March 2017. Indefinite Term; Since August 2016.	Vice President, U.S. Bancorp Fund Services, LLC, since June 2006.	Not Applicable.	Not Applicable.
Cory Akers (born 1978) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2017.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since October 2006.	Not Applicable.	Not Applicable.

Table of Contents - Statement of Additional Information

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Melissa Breitzman (born 1983) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Officer, U.S. Bancorp Fund Services, LLC since June 2005.	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since November 2007.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.

(1)	The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust's operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust's operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust's compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal "Board Meetings" which are typically held quarterly, in person, and involve the Board's review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal "Board Meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

Table of Contents - Statement of Additional Information

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under "Trust Committees."  The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chairman of the Board is an Independent Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust's independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust's financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee's Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills ("Trustee Attributes") appropriate to their continued service as Trustees of the Trust in light of the Trust's business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Berry's Trustee Attributes include her substantial mutual fund experience, including her role as a member of the Board of Governors of the Investment Company Institute and its Executive Committee. She is also a member of the Independent Directors Council and has served two terms as its Chairman. She has executive experience as the President (retired) of Talon Industries, Inc. (a business consulting company) and through her former positions as the Executive Vice President and Chief Operating Officer of Integrated Asset Management (an investment adviser and manager) and as the President of Value Line, Inc. (an investment advisory and financial publishing firm). Ms. Berry also serves on the board of another investment management company. Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Berry's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Table of Contents - Statement of Additional Information

Mr. Cook's Trustee Attributes include his substantial investment and executive experience through his investment consulting business, his position as a Trustee of several investment trusts (including private investment trusts) and his ongoing responsibility for investing the assets of a major foundation, as well as his former positions as Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial adviser) and senior vice president of a Fortune 500 company. Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Cook's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis' Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his position as Chief Operating Officer of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis' experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel's Trustee Attributes include his significant systems and operations experience. He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. ("SDC") and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisers and mutual funds). He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems). Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Froebel's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli's Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Table of Contents - Statement of Additional Information

Trust Committees

The Trust has three standing committees: the Nominating Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee ("QLCC").

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet with respect to the Funds during the Funds' last fiscal year.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Funds' financial statements and to ensure the integrity of the Funds' pricing and financial reporting. The Audit Committee met three times with respect to the Global Equity Fund and SMID Fund during the Funds' last fiscal year.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the Funds' last fiscal year.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain Trust officers and is overseen by the Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee did not meet with respect to the Funds during the Funds' last fiscal year.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2016.

Name	Dollar Range of Global Equity Fund Shares	Dollar Range of SMID Fund Shares	Dollar Range of All Cap Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Dorothy A. Berry	None	None	None	$50,001 - $100,000
Wallace L. Cook	None	None	None	Over $100,000
Eric W. Falkeis	None	None	None	Over $100,000
Carl A. Froebel	None	None	None	None
Steven J. Paggioli	None	None	None	Over $100,000

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds' principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Adviser, the Funds' principal underwriter or any of its affiliates.

Table of Contents - Statement of Additional Information

Compensation

Independent Trustees each receive an annual retainer of $125,000 allocated among each of the various portfolios comprising the Trust. The Chairman of the Board receives an additional annual retainer of $20,000 also allocated among each of the various portfolios comprising the Trust. Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. These reimbursements are allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the estimated and actual rates of compensation to be received by the following Independent Trustees for the fiscal period ended June 30, 2017.

Name of Person/Position	Estimated Aggregate Compensation From the All Cap Fund	Aggregate Compensation From the SMID Fund	Aggregate Compensa- tion from the Global Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Funds and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Independent Trustee	$3,001	$3,001	$4,337	None	None	$10,339
Wallace L. Cook, Independent Trustee	$2,340	$2,340	$3,676	None	None	$8,356
Eric W. Falkeis, Independent Trustee	$2,340	$2,340	$3,676	None	None	$8,356
Carl A. Froebel, Independent Trustee	$2,340	$2,340	$3,676	None	None	$8,356
Steven J. Paggioli, Independent Trustee	$2,340	$2,340	$3,676	None	None	$8,356

(1)
There are currently numerous portfolios comprising the Trust. The term "Fund Complex" applies only to the Funds. For the fiscal year ended June 30, 2017, Trustees' fees and expenses in the amount of $645,000 were incurred by the Trust.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by a Fund.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the "Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures ("Adviser's Proxy Policies").

Table of Contents - Statement of Additional Information

The Adviser recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also expect that companies in which they invest conduct their business in a socially and environmentally responsible manner. Trillium's proxy voting guidelines are designed to promote best financially and socially responsible practices wherever possible.

The Adviser has adopted proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. On matters relating to corporate governance, executive compensation, and corporate structure, voting guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The Adviser's policy is to resolve any conflicts of interest to the clients' benefit. The Adviser's Investment Committee is consulted if a question or potential conflict arises between the Adviser and its client. The Adviser also uses its proxy administrator, Institutional Shareholder Services (ISS), to vote proxies according to specific, pre-determined guidelines. The retention of ISS is one way in which the Adviser resolves potential conflicts between its interests and those of its clients.

The Trust is required to file a Form N-PX, with each Fund's complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N‑PX for each Fund will be available without charge, upon request, by calling toll-free 866.209.1962 and on the SEC's website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

Since the All Cap Fund was not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of the Fund's outstanding shares.

As of October 5, 2017, the Trustees as a group did not own more than 1% of the outstanding shares of the SMID Fund and Global Equity Fund. As of October 5, 2017, the following shareholders were considered to be either a control person or principal shareholder of the Global Equity Fund and SMID Fund:

Principal Holders of the Global Equity Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105-1905	47.73%	Record

Table of Contents - Statement of Additional Information

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310	13.71%	Record

Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	13.43%	Record

LPL Financial 4707 Executive Drive San Diego, CA 92121	8.61%	Record

Principal Holders of the Global Equity Fund – Retail Class Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab Co., Inc. Special Custody Account Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105-1905	35.84%	Record
National Financial Services, LLC For The Sole Benefit Of Its Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	16.91%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	7.86%	Record

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	5.13%	Record

Principal Holders of the SMID Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab Co., Inc. Special Custody Account Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105-1905	60.47%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121	13.89%	Record

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	12.23%	Record

Table of Contents - Statement of Additional Information

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310	9.82%	Record

THE FUNDS' INVESTMENT ADVISER

As stated in the Prospectus, investment advisory services are provided to the Funds by Trillium Asset Management, LLC, the Adviser, pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. The Adviser's address is Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111. Matthew Patsky is a control person of the Adviser.

After its initial two-year term, the Advisory Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds' outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of each Fund on not more than 60 days', or less than 30 days', written notice to the Adviser when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days', or less than 30 days', written notice to the Trust, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment advisory fee from each Fund computed daily and paid monthly, at an annual rate of 0.70% for the All Cap Fund and 0.75% for the SMID Fund. However, the Adviser may voluntarily agree to reduce a portion of the fees payable to it on a month‑to‑month basis. In consideration of the services provided by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Global Equity Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.90% of the Fund's average daily net assets as specified in the Fund's Prospectus.

Fund shareholders voted to approve Trillium as the new investment adviser to the Global Equity Fund at a shareholder meeting held on April 2, 2015. Prior to the shareholder meeting, Trillium had served as the interim investment adviser to the Fund since January 1, 2015.

Prior to January 1, 2015, the Global Equity Fund was managed by Portfolio 21 Investments. Portfolio 21 Investments served as the investment adviser for the Fund since its inception through December 31, 2014. Under its investment advisory agreement, Portfolio 21 Investments was entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.95% of the Fund's average daily net assets.

The All Cap Fund had not commenced operations as of the date of SAI.

The Global Equity Fund's accrued advisory fees and waived fees for the following fiscal years are shown in the table below.

Table of Contents - Statement of Additional Information

Fiscal Year Ended,	Fees Accrued	Fees Waived	Total Fees Paid to Trillium
June 30, 2017	$3,855,701	$0	$3,855,701
June 30, 2016	$3,803,840	$0	$3,803,840
June 30, 2015	$2,047,111	$0	$2,047,111

The Global Equity Fund's accrued advisory fees and waived fees for the following fiscal years are shown in the table below.

Fiscal Year Ended,	Fees Accrued	Fees Waived	Total Fees Paid to Portfolio 21
June 30, 2017	N/A	N/A	N/A
June 30, 2016	N/A	N/A	N/A
June 30, 2015	$2,306,351	$0	$2,306,351

The SMID Fund's accrued advisory fees and waived fees for the following fiscal period are shown in the table below.

Fiscal Period Ended,	Fees Accrued	Fees Waived	Total Fees Paid to Trillium
June 30, 2017	$39,937	$0	$39,937
June 30, 2016*	$12,018	$12,018(1)	$0
*	The SMID Fund commenced operations on August 31, 2015.
(1)	The Adviser paid expenses of the SMID Fund in the amount of $149,871 from the period of August 31, 2015 through June 30, 2016.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, tax, and extraordinary expenses) in order to the limit each Fund's Total Annual Fund Operating Expenses to 0.90% for the All Cap Fund Institutional Class, 1.25% for the Retail Class and 0.98% for the SMID Fund Institutional Class, and 1.33% for the Retail Class (the "Expense Caps"). The Expense Caps for the All Cap Fund and SMID Fund will remain in effect through at least October 31, 2018 as shown in the Example contained in the Prospectus and may continue thereafter for an indefinite period, as determined by the Board. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. Any such reimbursement is subject to the Board's review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

Table of Contents - Statement of Additional Information

PORTFOLIO MANAGERS

Elizabeth Levy and Stephanie Leighton are responsible for the day-to-day management of the All Cap Fund, Laura McGonagle and Matthew Patsky are responsible for the day-to-day management of the SMID Fund, while James Madden and Anthony Tursich are responsible for the day-to-day management of the Global Equity Fund. The portfolio managers did not manage any performance-based assets. The following provides information regarding other accounts managed by each portfolio manager as of June 30, 2017. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Elizabeth Levy	1	$18.7million	0	$0	551	$706.3 million
Stephanie Leighton	1	$18.4 million	0	$0	301	$359.0 million

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
James Madden	0	$0	0	$0	1	$0 million
Laura McGonagle	0	$0	0	$0	40	$111.8 million
Matthew Patsky	0	$0	0	$0	183	$227.3 million
Anthony Tursich	0	$0	0	$0	0	$0

Portfolio Managers' Compensation. Portfolio managers are compensated with base salaries and bonuses consistent with industry standards. Salaries are not based on the performance of the Funds or their overall net assets. Portfolio managers each receive a bonus based on the Adviser's profitability. The Adviser also allows the employees to participate in a profit-sharing plan, which receives a discretionary annual contribution from the Adviser's income stream. The profit-sharing plan is invested in the Adviser's investment strategies so that the employees participate in the risks and rewards of the clients. From time to time, senior employees may receive ownership interest in the advisory firm and may receive dividends associated with such interest.

Portfolio Managers' Ownership Interest in the Funds.
The following indicates the dollar range of beneficial ownership of the Funds' shares by the portfolio managers as of June 30, 2017:

Dollar Range of Equity Securities Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Portfolio Manager	Global Equity Fund	All Cap Fund	SMID Fund
Elizabeth Levy	$10,001-$50,000	None	None
Stephanie Leighton	None	None	None
James Madden	$500,001-$1,000,000	None	None
Laura McGonagle	None	None	$100,001 - $500,000
Matthew Patsky	$50,001-$100,000	None	$100,001- $500,000
Anthony Tursich	$500,001-$1,000,000	None	None

                Managing Conflicts of Interest. Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds' accounts and other accounts managed by the portfolio managers, affiliated client accounts, and any accounts in which the portfolio managers may have personal investments. As described above, the portfolio managers participate in the profit-sharing plan and therefore are entitled to earnings proportionate to their respective ownership interests in the plan. The Adviser believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Adviser's Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

Table of Contents - Statement of Additional Information

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Pursuant to an administration agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC, ("USBFS") 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds. USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the portfolio management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of a Fund's shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Funds, a fee based on the Funds' current average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements. Additionally, USBFS provides Chief Compliance Officer ("CCO") services to the Trust under a separate agreement. The cost for the Chief Compliance Officer's services is charged to the Funds and approved by the Board annually.

The All Cap Fund had not commenced operations as of the date of SAI.

The table below shows the amount of administration fees paid by the Global Equity Fund to USBFS for the years shown.

Fiscal Year Ended,	Administration Fee Paid
June 30, 2017	$239,888
June 30, 2016	$242,227
June 30, 2015	$264,595

The table below shows the amount of administration fees paid by the SMID Fund to USBFS for the period shown.

Fiscal Period Ended,	Administration Fee Paid
June 30, 2017	$44,244
June 30, 2016*	$36,679
*	The SMID Fund commenced operations on August 31, 2015.

Table of Contents - Statement of Additional Information

Custodian

U.S. Bank National Association, is the custodian of the assets of the Funds (the "Custodian") pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian's address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. USBFS, the Custodian, and the Funds' principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

Schiff Hardin LLP, 666 Fifth Avenue, New York, New York 10301, serves as legal counsel to the Trust.

Securities Lending Agent

The Global Equity Fund participates in securities lending arrangements whereby it lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bank N.A. serves as the Fund's securities lending agent. For the most recent fiscal year ended June 30, 2017, the Global Equity Fund's securities lending activities resulted in the following:

Global Equity Fund
Gross income from securities lending activities:	$175,184
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebates (paid to borrower)	$0
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities:	$0
Net income from securities lending activities:	$175,184

U.S. Bank N.A., as securities lending agent, oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.
Table of Contents - Statement of Additional Information

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors, such as the research and other services provided by the broker-dealer. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority ("FINRA") and the SEC.

In accordance with Section 28(e) under the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a higher commission to a broker-dealer that provides it with brokerage and research services in a "soft-dollar" arrangement, even if the services it receives in exchange are not directly useful to the Fund and may be useful to the Adviser in advising other clients. It does this when it determines in good faith that the higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker. In selecting brokers, the Adviser seeks competitively-priced brokerage services where the broker‑dealer can provide value-added, company-specific, and thematic industry research, including meetings with management and conferences. However, where research products or services are provided through "soft dollar" arrangements, there is a conflict between the Adviser's interests and clients' interests because the Adviser does not have to pay for the research, research products and services that are paid for with soft-dollar credits. The Adviser mitigates this conflict of interest by periodically examining the value of the services provided by the brokers with whom it does business and the amount of brokerage given to these brokers as opposed to execution-only brokers. A particular client may not receive a direct benefit from the Adviser's use of that client's commission dollars to obtain soft dollar benefits. For example, a client invested solely in U.S. securities would not benefit from research on foreign markets that the Adviser obtained through soft dollars. Likewise, a client invested only in international securities would not benefit from research on U.S. markets obtained through soft dollars. The Adviser's use of soft dollars is designed to fall within the safe harbor provisions of Section 28(e) of the Securities and Exchange Act.

Often, identical securities will be acceptable for both a Fund and one or more of the Adviser's client accounts or mutual funds. In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual fund seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual fund simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security will be allocated between such Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.

Table of Contents - Statement of Additional Information

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of a Fund for their customers.

The All Cap Fund had not commenced operations as of the date of SAI.

The table below shows the amount of brokerage commission paid by the Global Equity Fund and SMID Fund with respect to transactions for the fiscal years shown.

Brokerage Fees Paid
	June 30, 2017	June 30, 2016	June 30, 2015
Global Equity Fund	$94,542	$113,549	$142,616
SMID Fund*	$4,428	$2,909	N/A
*	The SMID Fund commenced operations on August 31, 2015.

At the close of the most recent fiscal year, the Funds did not hold securities of any of their regular broker-dealers.

The following table describes the brokerage transactions directed to brokers who provide research services to the Adviser during the fiscal year ended June 30, 2017 for the Global Equity Fund and SMID Fund.

Fund	Value of research services	Total dollar value of transaction
Global Equity Fund	$27,053	$85,609,665
SMID Fund	$2,740	$6,492,035

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. The Funds, each a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Table of Contents - Statement of Additional Information

DETERMINATION OF SHARE PRICE

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, a Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded on U.S. national or foreign securities exchanges for which market quotations are readily available shall be valued at either the last reported sale price on the day of valuation, or the exchange's official closing price, if applicable. If there has been no sale on such day, then the mean between the bid and asked prices will be used.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations, including short-term debt obligations having a maturity of less than 60 days, are valued at the mean evaluated price supplied by a pricing service..

The securities in a Fund's portfolio, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

The Funds may invest in foreign securities, and as a result, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of certain of the Fund's securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive data ("FTID") to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of a Fund's securities traded on those foreign exchanges. Each Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has compared to movements in various indices and the price of the security's corresponding American Depositary Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval a Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Table of Contents - Statement of Additional Information

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds' Prospectuses regarding the purchase and redemption of Fund shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, "Financial Intermediaries"). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund's NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is its NAV. Shares are purchased at the public offering price next determined after USBFS receives your order in proper form as discussed in the Funds' Prospectuses. In order to receive that day's public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of a Fund's shares, (2) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of a Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund's shares.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading. The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, the Global Equity Fund will typically borrow money through the Fund's line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under "Redemptions In-Kind" below. Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund's net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

A Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders.

Table of Contents - Statement of Additional Information

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase. As with all investments, the purchase of shares in the Funds involves the risk of loss.

Telephone Redemptions

Shareholders with telephone transactions privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiry by telephone from a person claiming to be the shareholder, a Fund or its authorized agent may carry out the instructions and/or respond to the inquiry, consistent with the shareholder's previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, a Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus or contact your investment representative. Telephone redemption privileges may be modified or terminated without notice.

Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,5000 or 1% of its net asset value during any 90-day period for any shareholder of that Fund. Each Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or 1% of its net asset value, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. Distributions in-kind are taxable events for shareholders.

A Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders' ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Table of Contents - Statement of Additional Information

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income of each Fund and distributions from net profits from the sale of securities are generally made annually. Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year. The form and character of each distribution will be specified by the Fund in a notice to shareholders.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Funds have elected and intend to continue to qualify as "regulated investment companies" under Subchapter M of the Code and to comply with all applicable requirements regarding the source of their income, diversification of their assets and the timing and amount of their distributions. It is the Funds' policy to distribute to their shareholders all of the Funds' investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code so that the Funds will not be subject to any federal income tax or excise taxes based on net income. However, the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes. To avoid the nondeductible excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of their ordinary income for such year, (2) at least 98.2% of the excess of their realized capital gains over their realized capital losses for the one-year period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. If a Fund does not qualify as a regulated investment company, it will be taxed as a regular corporation.

In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. Each Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Fund's investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund's net tax-exempt interest, if any.

Table of Contents - Statement of Additional Information

A Fund's ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund. At June 30, 2017, there were no capital loss carryovers for the Global Equity Fund or the SMID Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible under current law for taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year. In view of the Funds' investment policies, it is expected that dividends from domestic corporations will be part of the Funds' gross income and that, accordingly, part of the distributions by the Funds may be eligible for treatment as qualified income for individual shareholders and for the dividends-received deduction for corporate shareholders. However, the portion of the Funds' gross income attributable to qualifying dividends is largely dependent on the Funds' investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction, if any, may be reduced or eliminated if Fund shares held by an individual investor are held less than 61 days, or if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends received deduction referred to in the previous paragraph. There is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Funds must report to the Internal Revenue Service ("IRS") all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of portfolio shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided. Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Table of Contents - Statement of Additional Information

If more than 50% in value of a Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (1) required to include in their gross income their pro rata share of the Funds' foreign source income (including any foreign income taxes paid by the Funds), and (2) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Funds at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Funds) to be included in their income tax returns. If not more than 50% in value of a Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by a Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses. Different elections are available to the Funds that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Funds at the end of the taxable year generally will be required to be "marked-to-market" for federal income tax purposes; that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Funds. Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Fund's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a "foreign financial institution," it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, withholding under FATCA is required generally on distributions from your Fund and with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

Table of Contents - Statement of Additional Information

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on a Fund's distributions.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.

The advice herein was prepared for the Funds. The Funds do not plan seek a ruling from the Internal Revenue Service on any tax issues with respect to the Funds or their investors. Any person reviewing this discussion should seek advice based on such person's particular circumstances from an independent tax adviser.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202 ("Quasar"), serves as principal underwriter and distributor for shares of the Funds in a continuous public offering of each Fund's shares. Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund's shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (1) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (2) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon a 60-day written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Table of Contents - Statement of Additional Information

RULE 12B-1 DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PAYMENTS

Each Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Retail Class shares under which the Retail Class pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Funds. Amounts paid under the Plan, by each Fund, are paid to the Distributor to compensate broker-dealers and service providers that provide distribution-related services to the Shares for the costs of the services provided and the expenses borne in the distribution of a Fund's shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to a Fund in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding a Fund and providing other services to a Fund as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor, in its capacity as the Funds' principal underwriter and distribution coordinator, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of a Fund's assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

The table below shows the 12b-1 payments paid by the Retail Class shares of the Global Equity Fund pursuant to the Plan for the fiscal year ended June 30, 2017.

12b-1 Payments Paid
$518,991

Of this amount, payments were made for the following activities:

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses (Travel)	Interest, carrying or other financing charges
$0	$0	$0	$518,991	$0	$0	$0

Shareholder Servicing Plan – All Cap Fund and SMID Fund (Retail Shares)

Pursuant to a Shareholder Service Plan (the "Plan") adopted by the Trust and established by the All Cap Fund and SMID Fund with respect to the Retail shares of the Funds, the Adviser is authorized to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds ("Shareholder Servicing Activities"). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals ("Service Organizations") who provide Shareholder Servicing Activities for their clients invested in the Funds.

Table of Contents - Statement of Additional Information

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Funds; (2) aggregating and processing orders involving the shares of the Funds; (3) processing dividend and other distribution payments from the Funds on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Funds; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Funds to shareholders; (7) assisting shareholders in changing the Funds' records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Funds necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each Fund pays the Adviser a fee of up to 0.10% annually of each Fund's Retail shares' average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship or $22 per account.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Funds, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

Sub-Accounting Service Fees – Global Equity Fund

The Global Equity Fund has not adopted a formal Shareholder Servicing Plan as the one described above, rather the Board has authorized the Fund to pay service fees, at the annual rate of up to 0.10% of applicable average net assets or $22 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency, recordkeeping (collectively, "sub-accounting services") and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. (Prior to June 1, 2017, the maximum service fees authorized by the Board to be paid by the Funds was 0.10% of the applicable net assets or $35 per account, whichever was lower.) Any sub-accounting fees paid by the Fund are included in the total amount of "Other Expenses" listed in the Fund's Fees and Expenses table in the Prospectus.

The Global Equity Fund pays certain financial intermediaries fees for sub-accounting services or other shareholder services. For the twelve-month period ended March 31, 2017, the Global Equity Fund paid $129,661 for sub-accounting services.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments

Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds' representatives and Financial Intermediaries and their sales representatives. The Adviser may make cash payments to Financial Intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the Financial Intermediaries. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries' sales representatives in making informed recommendations to, and decisions on behalf of, their clients. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds' shareholders.

Table of Contents - Statement of Additional Information

Entertainment, Conferences and Events

The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support for the financial intermediary's client seminars and cooperative advertising. In addition, the Adviser may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

For the twelve-month period ended March 31, 2017, the following amounts were paid by the Adviser:

Organization or Entity	Dollar Amount Paid
Charles Schwab & Company, Inc.	$129,613
National Financial Services LLC	$42,786
MSCS Financial Services	$7,939
Pershing LLC	$5,301
Wells Fargo Advisors LLC	$36
Total	$185,675

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Fund's shares.

FINANCIAL STATEMENTS

                The Annual Report to shareholders for the Global Equity Fund and SMID Fund for the fiscal year ended June 30, 2017 is a separate document available, without charge, upon request by calling 1.800.548.5684, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

Because the All Cap Fund has not commenced operations as of the date of this SAI, there are no financial statements available at this time.

Shareholders of the Funds will be informed of the Funds' progress through periodic reports when those reports become available. Financial statements certified by the Funds' independent public accounting firm will be submitted to shareholders at least annually.

Table of Contents - Statement of Additional Information

APPENDIX A

Commercial Paper Ratings

Standard & Poor's

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A‑1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D – Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Moody's

Moody's short-term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

 Prime‑1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime‑2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Table of Contents - Statement of Additional Information

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Table of Contents - Statement of Additional Information